UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 30, 2008

PACIFIC COAST NATIONAL BANCORP

(Exact name of registrant as specified in its charter)

California	000-51960	61-1453556

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

905 Calle Amanecer, San Clemente, California	92673

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 361-4300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
    CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
    CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities

            On September 30, 2008, Pacific Coast National Bancorp (the "Company") sold 20 units, for an aggregate purchase price of $1,000,000 ($50,000 per unit), consisting of an aggregate of 210,520 shares of the Company's common stock (10,526 shares per unit) and warrants, exercisable for three years, to purchase an aggregate of 42,120 shares of the Company's common stock (2,106 shares per unit) at an exercise price of $4.75 per share. The units were sold in a private placement to accredited investors, including certain directors of the Company, in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and Rule 506 of the Securities and Exchange Commission promulgated thereunder. The Company did not pay any underwriting discounts or commissions in connection with this transaction.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PACIFIC COAST NATIONAL BANCORP
Dated: October 6, 2008	By:	/s/ Michael S. Hahn
Michael S. Hahn
President and Chief Executive Officer

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